EXHIBIT 99-1

                          SECOND AMENDMENT TO AGREEMENT
                         FOR PURCHASE AND SALE OF STOCK


     This Second Amendment to Agreement for Purchase and Sale of Stock dated as of March 14, 1997 (the "Second Amendment") is entered into among LaserSight Incorporated, a Delaware corporation (the "Buyer"), LaserSight Centers Incorporated, a Delaware corporation (the "Corporation"), and the undersigned individuals and entities named on the signature pages hereof (collectively, "Sellers").
                                    RECITALS
                                    --------

     A. Buyer, the Corporation and the Sellers entered into a certain agreement for Purchase and Sale of Stock dated December 3, 1992 which was amended and restated on January 15, 1993 and further amended by an Amendment to Agreement for Purchase and Sale of Stock as of April 5, 1993 (the "First Amendment") and by a Lasersight Centers Incorporated Consent of Shareholders dated as of July 10, 1995 (as so amended, "Current Agreement").

     B.  The parties desire to amend the Current Agreement.

     C. The Audit Committee of the Board of Directors of Buyer (the "LaserSight Board") has recommended that the LaserSight Board approve the Second Amendment, and the LaserSight Board has approved the Second Amendment.

                                   AGREEMENTS
                                   ----------

        The parties agree as follows:

     1. Paragraph 1.2 of the Current Agreement is hereby deleted and the following substituted therefore:

          1.2 As full payment for the transfer of the Shares by Sellers to Buyer, Buyer shall deliver to Sellers unregistered shares of Buyer's common stock, par value $.001 ("LSI Stock"), pursuant to the following terms and conditions:

               (a) 500,000  shares of LSI Stock were issued on the Closing Date, divided proportionately among Sellers as set forth on Exhibit A to the First Amendment, the previous receipt of which shares is acknowledged by the Sellers; and

               (b) Up to 1,225,000 additional shares of LSI Stock (collectively, the "Earnout Shares") shall be issuable as follows:

                    (i) Within 30 days  after the date of the Second  Amendment,
                625,000 Earnout Shares (the "Initial Earn-Out Shares") to be issued and allocated among the Sellers as set forth under the column captioned "Number of Initial Earn-Out Shares" on Exhibit A to the Second Amendment; and

                    (ii) Up to an additional 600,000 Earnout Shares (the "Contingent Earn-Out Shares") to be issued according to the following formula as calculated for each fiscal quarter commencing after the date of the Second Amendment, but before the fifth anniversary of the Second Amendment):

             ===================================================================
                 PRK Earnings (as defined in Paragraph      =   Number of
                    1.2(c)) for such fiscal quarter             Contingent
                                 $4.00                          Earn-Out Shares
             ===================================================================

               The Contingent Earn-Out Shares shall be allocated among the Sellers according to the percentages set forth under the column captioned "Percentage of LCI Shares" on Exhibit A to the Second Amendment. Sellers shall in no event be entitled to any Contin-gent Earnout Shares in respect of any fiscal quarter commencing after the fifth anniversary of the Second Amendment.

               (c) For purposes  hereof,  "PRK  Earnings" in respect of a fiscal quarter means PRK Revenues (as defined below) for such fiscal quarter minus PRK Expenses (as defined below) for such fiscal quarter.

               For purposes hereof, "PRK Revenues" means the sum of:

                    (i) all per procedure revenues received by Buyer or a Subsidiary (as defined below) in connection with the utilization of a fixed or mobile excimer laser to perform photorefractive keratectomy ("PRK") and treat myopia, astigmatism and hyperopia; provided that such excimer laser is owned or operated by Buyer or a Subsidiary,

                    (ii) revenues received by Buyer or a Subsidiary from managed care companies or employers which are specifically designated in the contract with Buyer or such Subsidiary (as applicable) as being in exchange for arranging for the delivery of PRK, and

                    (iii) any license fee,  royalty or similar payment  received by Buyer or the Corporation that is exclusively on account of patents which have been assigned to the Corporation pursuant to the Current Agreement.

          PRK Revenues shall not include any revenues received by Buyer or a Subsidiary from:

                    (i) the manufacture, sale or servicing of excimer lasers,

                    (ii) any license fee, royalty or similar payment received by
                Buyer that relate in whole or in part to patents, trade secrets, know-how or other similar intellectual property which has not been assigned to the Corporation pursuant to the Current Agreement,

                    (iii) managed care companies or employers in exchange for Buyer or a Subsidiary arranging for the delivery of eye care services other than PRK or for eye care services which include PRK without any identifiable fee attributable thereto, and

                    (iv) laser  procedures  which do not  involve  the use of an excimer laser (e.g., follow-up treatment related to the removal of cataracts, iridotomy, treatment of glaucoma, etc.).

               For purposes hereof, "PRK Expenses" means all expenses incurred by Buyer in connection with PRK Revenue, including without limitation fees paid to optometrists and ophthalmologists, per procedure royalty fees paid to third parties, and other operating expenses directly attributable to the performance of PRK procedures, including without limitation costs of personnel and other direct operating costs, but excluding depreciation or amortization expense, any cost properly capitalizable under generally accepted accounting principles (GAAP), and general corporate, management, selling, marketing and
          administrative   expenses  which  are  not  directly  related  to  the
          performance of PRK procedures, provided that such expenses shall include amortization expenses related to (i) any patent transferred to Corporation by any of the Sellers, or (ii) patents which relate to PRK and are purchased and held by, or transferred to, the Corporation.

               For purposes hereof, "Subsidiary" means a corporation, partnership or limited liability company of which Buyer or its other Subsidiaries own, directly or indirectly, more than 80% of the shares, or ownership interests, as applicable, necessary to elect the board of directors or other governing body, as applicable, of such corporation, partnership or limited liability company.

               (d) PRK Earnings shall be calculated by Buyer within 60 days after the end of each fiscal quarter commencing after the date of the Second Amendment. Certificates for any Contingent Earn-Out Shares issuable in respect of such fiscal quarter shall be mailed to Sellers within 90 days after the end of such fiscal quarter.

               (e) No fractional Earnout Shares will be issued; each Seller who would otherwise be entitled to a fractional Earnout Share shall receive in lieu thereof an amount of cash (rounded to the nearest whole cent), without interest, equal to such fractional Earnout Share multiplied by the closing price of LSI Stock as of the date of the Second Amendment as reported by the NASDAQ Stock Market or such other securities exchange or national market system on which LSI Stock is then listed.

     2. Paragraph 1.3 of the Current Agreement is hereby deleted and the following is substituted therefore:

               1.3 (a) If during the period commencing on the date of the Second Amendment and concluding on the date on which all Sellers are able to resell Contingent Earn-Out Shares without registration and without the satisfaction of any limitation or condition Buyer proposes or is required to file with the Securities and Exchange Commission ("SEC") a registration statement under the Securities Act relating to any shares of LSI Stock (other than a registration statement on Form S-8 or Form S-4 or any successor forms thereto, or any registration form that does not permit the inclusion therein of the Contingent Earn-Out Shares) (the "Registration Statement"), Buyer will each such time give prompt written notice of its intention to do so to all Sellers. Upon the written request of any such Sellers (collectively, "Requesting Holders") given within 10 days after the delivery or mailing of such notice from Buyer, Buyer will use commercially reasonable efforts to cause the Contingent Earn-Out Shares then outstanding which such Requesting Holders shall have requested to be included (subject to the limitations set forth in Sections 1.3(b) and 1.3(c) below) in such Registration Statement (the "Requested Shares") so as to permit the public sale or other disposition of such Requested Shares, provided that if the total number of Requested Shares exceeds 10% of the total number of shares to be registered pursuant to the Registration Statement, then the number of Requested Shares to be included for the account of each Requesting Holder may at Buyer's option be reduced on a pro rata basis in accordance with the number of Contingent Earn-Out Shares then held by such Requesting Holder.

               (b) If the Registration Statement of which Buyer gives notice relates to an underwritten public offering, Buyer shall so advise the holders as a part of the written notice given pursuant to Section 1.3(a) above. In such event, the right of any Requesting Holder to registration shall be conditioned upon such Requesting Holder's execution of the underwriting agreement agreed to among Buyer and the managing underwriters selected by Buyer for such underwritten offering.

               (c) Notwithstanding any other provisions of this Section 1.3, if the managing underwriter or underwriters advise Buyer that marketing factors require a limit on the number of shares to be underwritten, Buyer may (subject to the limitations set forth below) exclude all Requested Shares from, or limit the number of Requested Shares to be included in, the Registration Statement and underwriting. In such event, Buyer shall so advise all Requesting Holders, and the number of Requested Shares and other shares ("Other Shares") requested to be included in such Registration Statement and underwriting by other persons or entities that are then stockholders of Buyer ("Other Holders"), after providing for all shares that Buyer proposes to offer and sell for its own account, shall be allocated among Requesting Holders and Other Holders pro rata on the basis of (i) the number of Requested Shares then held by such Requesting Holders and (ii) the aggregate number of Other Shares then held by Other Holders. If any Requested Shares or Other Shares are excluded or withdrawn from such Registration Statement and underwriting for any reason other than pursuant to the previous sentence, then Buyer shall offer to Requesting Holders and Other Holders the right to include additional Requested Shares or Other Shares, as applicable, in the Registration Statement and underwriting in an amount equal to the number of shares so excluded or withdrawn, with such additional shares to be allocated among Requesting Holders and Other Holders requesting additional inclusion, on the same basis as in the preceding sentence.

               (d) In the case of each Registration Statement effected by Buyer pursuant to this Paragraph 1.3, Buyer will advise each Requesting Holder in writing as to the initial filing of each Registration Statement and as to the effectiveness thereof. Buyer will use reasonable efforts to: (i) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Requesting Holder from time to time may reasonably request; and (ii) cause all such Requested Shares that are registered under a Registration Statement to be listed on each securities exchange or national market system on which Buyer's common stock is then listed.

               (e) Each Seller shall from time to time promptly supply to Buyer in writing any information relating to such Seller, his holdings of LSI Stock, and his intended plan of distribution as Buyer may reasonably request in order for it to comply with the rules of the SEC relating to such registration statement.

               (f) All expenses incurred in connection with the registration effected pursuant to this Section 1.3, including without limitation all registration, filing, and qualification fees (including blue sky fees and expenses), printing expenses, escrow fees, fees and disbursements of counsel for Buyer, expenses of special audits incidental to or required by such registration shall be the responsibility of Buyer and any other stockholders of Buyer registering shares at the same time, if applicable, provided that the Sellers shall be responsible for (i) all discounts and brokers' and underwriters' fees and commissions associated with Requested Shares, and (ii) all expenses of the Sellers' counsel.

     3. Paragraph 1.4(a) of the Current Agreement is hereby deleted and the following is substituted therefore:

        1.4(a) [Intentionally left blank.]

     4. Paragraphs 3.7(a), 3.7(b), 3.7(c), 3.7(f) and 8.4 of the Current Agreement are hereby deleted.

     5. Paragraph 9.5 of the Current Agreement is hereby deleted.

     6. It is a condition precedent to Buyer's obligations under the Second Amendment and the Current Agreement that:

               (a) Each Seller shall have completed, dated and executed a Seller's Certificate in the form attached to the Second Amendment as Exhibit B and each Seller who is not an "accredited investor" (as defined in Regulation D of the SEC) shall have established to the satisfaction of the Buyer that such Seller, either alone or with such Seller's "purchaser representative" (as defined in such Regulation D), has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Earnout Shares.

               (b)  Buyer shall have entered into:

                    (i) a settlement  agreement,  in form and of substance which is satisfactory to Buyer, determined in Buyer's sole discretion, related to the action known as Public Company Publishing, Inc.
                v. LaserSight Incorporated, Case Number 96-546-CV-ORL-19 pending in the United States District, Middle District of Florida, Orlando Division, and

                    (ii)  an   Amendment   to   Royalty   Agreement   among  the
                Corporation, Buyer and Laser Partners, a Florida general partnership, which amends the Royalty Agreement dated January 15, 1993 between the Corporation and such partnership.

     7. The Sellers shall cause to be delivered to Samuel S. Duffey, c/o Duffey & Dolan, P.A., 1515 Ringling Blvd., Suite 800, Sarasota, Florida, in person or by registered mail, return receipt requested, on or before March 1, 1997 certificates evidencing 75,000 shares of LSI Stock, duly executed for transfer or accompanied by executed stock powers (in either case with all signatures guaranteed by a member firm of the New York Stock Exchange).

     8. Nothing contained in the Second Amendment or in the Current Agreement shall create, or imply that any of Buyer or any Subsidiary has, any duty or obligation to perform or arrange for the performance of PRK by a fixed or mobile excimer laser (the "Business"). The LaserSight Board may in its discretion discontinue, sell or transfer the Business at any time.

     9. If any term of the Second Amendment conflicts with one or more terms of the Current Agreement, the term of the Second Amendment shall prevail. Except as amended hereby, the Current Agreement remains in full force and effect.

     10. No amendment or waiver of any provision of the Second Amendment shall be effective against a party hereto unless the same shall be in writing and signed by such party.

     11. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered in person or sent by registered or certified mail, postage prepaid or by facsimile to the following addresses for the Sellers and the Buyer:

        If to the Sellers:          Francis E. O'Donnell, Jr., M.D.
                                    1028 South Kirkwood
                                    St. Louis, Missouri  63122

        with a copy to:             Samuel Sears
                                    Star Tobacco Co.
                                    16 South Market
                                    Petersburg, Virginia  23803
                                    Telecopy No.: (804) 861-6215

        If to Buyer:                LaserSight Incorporated
                                    12161 Lackland Road
                                    St. Louis, Missouri  63146
                                    Attention: Chief Executive Officer
                                    Telecopy No.: (314) 576-1073

        with a copy to:             Sonnenschein Nath & Rosenthal
                                    One Metropolitan Square
                                    Suite 3000
                                    St. Louis, Missouri 63102
                                    Attention: Alan B. Bornstein
                                    Telecopy No.: (314) 259-5959

Any party may change its address for receiving notice by written notice given to the others named above.

     12. Each party to the Second Amendment shall pay its own expenses in connection with the transactions contemplated hereby. If any action is brought by any party to enforce any provision of the Second Amendment or the Current
Agreement, the prevailing party shall be entitled to recover court costs, arbitration expenses and reasonable attorneys fees.

     13. The Second Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one in the same document.

     14. The Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, except as may otherwise be provided in the Seller's Certificate.

     15. The Second Amendment and the documents referred to herein contain the entire understanding among the parties with respect to the transactions contemplated hereby and supersedes all other agreements, understandings and undertakings among the parties on the subject matter hereof.

     16. The Second Amendment and the Current Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of Missouri and the parties hereby irrevocably and unconditionally consent and submit to the jurisdiction of Missouri courts over all matters relating to the Current Agreement and the Second Amendment. Each party agrees that service of process and any action or proceeding hereunder may be made upon such party by certified mail, return receipt requested to the address for notice set forth herein. Each party irrevocably waives any objection it may have to the venue of any action, suit or proceeding brought in such courts or to the convenience of the form and each party irrevocably waives the right to proceed in any other jurisdiction. Final judgment in any such action, suit or other proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy of which shall be conclusive evidence of the fact that the amount of any indebtedness or liability of any party therein described.

     17. The Second Amendment and the Current Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of the Second Amendment or the Current Agreement or of any other term or provision hereof.

     18. None of the Sellers shall issue or cause the publication of any press release or other announcement with respect to the Second Amendment or the transactions contemplated hereby without the written consent of the Buyer.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.


LASERSIGHT CENTERS                      LASERSIGHT INCORPORATED
  INCORPORATED

     /s/ Michael R. Farris                 /s/ Michael R. Farris
By:  ----------------------------       By:-----------------------------------
Title:                                     Michael R. Farris
      ---------------------------          President and Chief Executive Officer


                                        SELLERS:
                                        /s/ Robert Qualls
                                        --------------------------------------
                                            Robert Qualls

                                        /s/ Jean A. Ipema
                                        --------------------------------------
                                            Jean A. Ipema

                                        /s/ Jonnie R. Williams
                                        --------------------------------------
                                            Jonnie R. Williams

                                        /s/ Kathleen M. O'Donnell, Trustee
                                        --------------------------------------
                                         Kathleen M. O'Donnell, as Trustee for
                                         Irrevocable Trust Number 7 for the
                                         benefit of Francis E. O'Donnell, Jr.,
                                         M.D., and the Francis E. O'Donnell,Jr.,
                                         Descendant's Trust

                                        /s/ J. T. Lin
                                        --------------------------------------
                                            J. T. Lin

                                        /s/ John Overby
                                        --------------------------------------
                                            John Overby

                                        /s/ Rambert L. Simons, Jr.
                                        --------------------------------------
                                            Rambert Simmons

                                        /s/ Paul Lamb
                                        --------------------------------------
                                            Paul Lamb

                                        /s/ Vincent R. Keating
                                        --------------------------------------
                                            Vincent R. Keating

                                        /s/ W. Douglas Hajjar
                                        --------------------------------------
                                            W. Douglas Hajjar

                                        /s/ Samuel S. Duffey
                                        --------------------------------------
                                            Samuel S. Duffey

                                        /s/ George W. Rozakis, M.D.
                                        --------------------------------------
                                            George W. Rozakis, M.D.

                                        /s/ Polly P. Knapp
                                        --------------------------------------
                                            Polly P. Knapp

                                        /s/ William C. Wilemon
                                        --------------------------------------
                                            William C. Wilemon


                                            L&R Medical Associates

                                              /S/ David J. Latraverse
                                          By: --------------------------------
                                              David J. Latraverse

                                                  President
                                          Title:------------------------------

EXHIBIT A-1

                                                   Centers Shares Owned                            Number
                                                            or              Percentage of         of Initial
Name                                                   Under Option          LCI Shares        Earn-Out Shares (1)
----                                                   ------------          ----------        -------------------

Jonnie R. Williams..............................           380,000             34.9747           218,591.875
Kathleen M. O'Donnell, as Trustee for Irrevocable
   Trust No. 7 for the benefit of Francis E.
   O'Donnell, Jr., M.D..........................           349,000             32.1215           200,759.375

Robert Qualls...................................           137,500             12.6553            79,095.625

Rambert Simmons.................................            50,000              4.6019            28,761.875

Kathleen M. O'Donnell, as Trustee for Francis E.
   O'Donnell, Jr., Descendant's Trust...........            45,000              4.1417            25,885.625

Paul Lamb.......................................            20,000              1.8408            11,505.000

J.T. Lin........................................            20,000              1.8408            11,505.000

Vinent R. Keating..............................             15,000              1.3806             8,628.750

W. Douglas Hajjar...............................            15,000              1.3806             8,628.750

Samuel S. Duffey................................            15,000              1.3806             8,628.750

John Overby.....................................            15,000              1.3806             8,628.750

Jean A. Ipema...................................             3,000              0.2761             1,725.625

Rozakis, M.D....................................            10,000              0.9204             5,752.500

Polly P. Knapp..................................             7,850              0.7225             4,515.625

William C. Wilemon..............................             3,100              0.2853             1,783.125

L&R Medical Associates..........................             1,050              0.0966               603.750
                                                             -----              ------               -------

            TOTALS..................................     1,086,500            100.0000           625,000.000
                                                         =========            ========           ===========

===================================================================================================================
(1) Fractional shares are to be paid in cash as provided in the Second Amendment.